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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


                   Date of Report (Date of earliest event reported)

                                  November 13, 1996


                                   AQUASEARCH, INC.
                (Exact Name of Registrant as Specified in its Charter)


                                       Colorado
                                       --------
                    (State or Other Jurisdiction of Incorporation)


               33-23460-LA                              33-003435
         --------------------             -----------------------------------
          (Commission File No.)           (IRS Employer Identification Number)


                           73-4460 Queen Ka'ahumanu Highway
                                      Suite 110
                              Kailua-Kona, Hawaii  96740
                              --------------------------
                       (Address of Principal Executive Offices)

                                    (808) 326-9301
                                    --------------
                 (Registrant's Telephone Number, Including Area Code)

                                    Not Applicable
                                    --------------
            (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

     On November 13, 1996, Aquasearch, Inc. (the "Registrant") issued the press release which is attached to this Form 8-K as Exhibit 1.1.


                               [SIGNATURE PAGE FOLLOWS]


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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 13, 1996

                              AQUASEARCH, INC.



                              By:  /s/ Mark E. Huntley
                                 -----------------------------------------------
                                       Mark E. Huntley, Ph.D.
                                       President and Chief Executive Officer